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News Release



                                      FOR ADDITIONAL INFORMATION:
                                      Ken Gordon
                                      (859) 815-4195 (office)
                                      (614) 886-4424 (mobile)
                                      kdgordon@ashland.com

                                      FOR IMMEDIATE RELEASE:
                                      June 29, 2005



ASHLAND INC. SHAREHOLDERS
APPROVE MAP TRANSACTION

COVINGTON, Ky. - Shareholders of Ashland Inc. (NYSE: ASH) at a special meeting today approved the previously announced agreement to transfer Ashland's 38-percent interest in Marathon Ashland Petroleum LLC (MAP) and two other businesses to Marathon Oil Corporation (NYSE: MRO) in a transaction valued at approximately $3.7 billion. The two other businesses are Ashland's maleic anhydride business and 60 Valvoline Instant Oil Change
(VIOC) centers in Michigan and northwest Ohio.
         Approval required the affirmative vote of a majority of the shares outstanding as of May 12, 2005. Of the 72,984,120 shares eligible to be voted, 78 percent voted to approve the transaction. Of the shares voted, more than 98 percent voted to approve the transaction.
         Closing of the transaction is expected to take place tomorrow. Ashland Inc. (NYSE: ASH) is a Fortune 500 chemical and transportation construction company providing products, services and customer solutions throughout the world. To learn more about Ashland, visit www.ashland.com.

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FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those that refer to Ashland's expectations about the MAP transaction. Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. The risks, uncertainties, and assumptions include the possibility that Ashland will be unable to fully  realize  the  benefits  anticipated  from the MAP  transaction;  the possibility the transaction may not close and other risks that are described from time to time in the Securities and Exchange Commission (SEC) reports of Ashland, ATB Holdings Inc. and New EXM Inc. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K, as amended, for the fiscal year ended Sept. 30, 2004, filed with the SEC and available on Ashland's Investor Relations website at www.ashland.com/investors or the SEC's website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release.

ADDITIONAL INFORMATION ABOUT THE MAP TRANSACTION
The registration statement containing the proxy statement/prospectus relating to the transaction was declared effective by the SEC on May 20, 2005. The definitive proxy statement/prospectus relating to the transaction was filed with the SEC on May 25, 2005 and was mailed on May 27, 2005 to shareholders of record as of May 12, 2005. Investors and security holders are urged to read those documents and any other relevant documents filed or that will be filed with the SEC as they become available, because they contain, or will contain, important information. Security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM may also be obtained for free in the SEC filings section on Ashland's Investor Relations website at www.ashland.com/investors, or by directing a request to Ashland at 50 E. RiverCenter Blvd., Covington, KY 41012. The respective directors and executive officers of Ashland and other persons may be deemed to be participants in solicitation of proxies in respect of the proposed transaction. Information regarding Ashland's directors and executive officers is available in its proxy statement filed with the SEC by Ashland on December 14, 2004. Investors may obtain information regarding the interests of participants in the solicitation of proxies in connection with the transaction referenced in the foregoing information by reading the definitive proxy statement/prospectus.